Exhibit 99.2

GARY I. GRENLEY, OSB No. 751380

ggrenley@grebb.com

PAUL H. TRINCHERO, OSB No. 014397

ptrinchero@grebb.com

GRENLEY, ROTENBERG, EVANS,

BRAGG & BODIE, P.C.

1211 S.W. Fifth Avenue, Suite 1100

Portland, OR 97204

Telephone: 503/241-0570

503/241-0914 (fax)

Attorneys for Plaintiffs

[Additional counsel appear on signature page.]

UNITED STATES DISTRICT COURT

DISTRICT OF OREGON

SVETLANA BELOVA, Derivatively on Behalf of TRIQUINT SEMICONDUCTOR,	Lead Case No. CV-07-0299-MO
INC.,	STIPULATION OF SETTLEMENT

Plaintiff,

vs.

STEVEN J. SHARP, et al.,

Defendants,
– and –

TRIQUINT SEMICONDUCTOR, INC., a Delaware corporation,

Nominal Defendant.

STIPULATION OF SETTLEMENT

This Stipulation of Settlement dated August 12, 2009 (the “Stipulation”), is made and entered into by and among the following Settling Parties (defined below in ¶1.14 hereof), each by and through their respective counsel: (i) plaintiffs Svetlana Belova and Bradley Bullard (“Plaintiffs”) on behalf of themselves and derivatively on behalf of TriQuint Semiconductor, Inc. (“TriQuint” or the “Company”); (ii) the Individual Defendants (defined below in ¶1.4); and (iii) nominal party TriQuint. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (defined below in ¶1.12), upon and subject to the terms and conditions hereof.

I.	INTRODUCTION

On February 28, 2007, Belova v. Sharp, et al., Case No. CV-07-0299-MO (the “Belova Action”) was filed in the United States District Court for the District of Oregon (the “Court”). On March 16, 2007, Bullard v. Sharp, et al., Case No. CV-07-0398-HA (the “Bullard Action”) was filed in the Court. On April 25, 2007, the Court consolidated the two actions and designated the Belova Action as the lead action (the “Action”). The Action alleges claims on behalf of TriQuint against certain current and former officers and directors of TriQuint, arising from or relating to the alleged improper granting of stock options at TriQuint.

On June 8, 2007, Plaintiffs filed the Verified Consolidated Shareholders Derivative Complaint (“Consolidated Complaint”) alleging violations of §§10(b) and 14(a) of the Securities Exchange Act of 1934 and violations of Oregon and Delaware law arising out of alleged improper stock option backdating at TriQuint by certain officers and directors named in the complaint. On July 23, 2007, the individual defendants named in the Consolidated Complaint and TriQuint filed motions to dismiss the Consolidated Complaint. On March 13, 2008, the Court granted the motions to dismiss without prejudice and granted Plaintiffs leave to amend.

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On March 28, 2008, Plaintiffs filed the First Amended Verified Consolidated Shareholders Derivative Complaint (“Amended Complaint”) which made similar allegations that were made in the Consolidated Complaint and cured the deficiencies identified by the Court in its March 13, 2008 Order granting defendants’ motions to dismiss. On September 29, 2008, the defendants named in the Amended Complaint filed answers.

On July 16, 2008, counsel for the Plaintiffs, the Individual Defendants, and TriQuint conducted an all day mediation session before Mediator Justice Howard B. Wiener (Ret.). Since the mediation, counsel for Plaintiffs and the Defendants with the assistance of Justice Wiener, continued settlement negotiations to resolve the Action on the terms set forth herein.

II.	CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT

Plaintiffs (defined below in ¶1.9) believe that the claims they have asserted in the Action on behalf of TriQuint have merit. However, counsel for the Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against Defendants through trial and through appeals. Plaintiffs’ Counsel (defined below in ¶1.10) have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation. Counsel for the Plaintiffs are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Action or which may be asserted. Based on their evaluation, Plaintiffs and their counsel have determined that the settlement set forth in the Stipulation is in the best interests of and confers substantial benefits upon TriQuint and its shareholders.

III.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants (defined below in ¶1.1) have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiffs in the Action. Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the

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conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action. Defendants also have denied and continue to deny, inter alia, the allegations that the Plaintiffs, TriQuint or its shareholders have suffered damage, or that the Plaintiffs, TriQuint or its shareholders were harmed by the conduct alleged in the Action. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of TriQuint and its shareholders.

Nonetheless, Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Action. Defendants also recognize and acknowledge the expense and length of continued proceedings necessary to defend the Action against Plaintiffs through trial and through appeals. Defendants have therefore, determined that it is desirable and beneficial that the Action, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. TriQuint believes that the settlement set forth in this Stipulation confers substantial benefits upon TriQuint and its shareholders, and is in the best interests of TriQuint and its shareholders.

IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (for themselves and derivatively on behalf of TriQuint), the Individual Defendants, and TriQuint by and through their respective counsel or attorneys of record, as follows. As used in the Stipulation the following terms have the meanings specified below:

1.	Definitions

1.1 “Defendants” means nominal party TriQuint and the Individual Defendants.

1.2 “Effective Date” means the first date by which all of the events and conditions specified in ¶6.1 of the Stipulation have been met and have occurred.

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1.3 “Final” means the time when a judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the court of appeals has/have either affirmed the judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying judgment or affirmed the court of appeals’ decision affirming the judgment or dismissing the appeal.

1.4 “Individual Defendants” means Steven J. Sharp, J. David Pye, Edson H. Whitehurst, Jr., Edward C.V. Winn, Stephanie J. Welty, Thomas V. Cordner, Bruce R. Fournier, Charles Scott Gibson, Walden C. Rhines, Paul A. Gary, and Nicolas Kauser.

1.5 “Lead Counsel” means Coughlin Stoia Geller Rudman & Robbins LLP.

1.6 “Mediator” means Justice Howard B. Wiener (Ret.).

1.7 “Order and Final Judgment” means the order and final judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit B.

1.8 “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, marital communities, heirs, predecessors, successors, representatives, or assignees.

1.9 “Plaintiffs” means Svetlana Belova and Bradley Bullard.

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1.10 “Plaintiffs’ Counsel” means any counsel that has appeared of record or rendered legal services to any of the Plaintiffs in connection with the Action.

1.11 “Related Persons” means each of a Person’s spouses, marital communities, heirs, executors, estates, or administrators, any entity in which a Person and/or member(s) of his or her family has an interest, each of a Person’s present and former attorneys, legal representatives, and assigns in connection with the Action, and all of a Person’s past and present directors, officers, agents, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, divisions, insurers, and related or affiliated entities.

1.12 “Released Claims” means all claims (including Unknown Claims, as defined in ¶1.16 hereof), debts, actions, allegations, obligations, fees, expenses, costs, matters, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, concealed or hidden, that have been or could have been asserted in the Action by Plaintiffs, TriQuint, or any TriQuint shareholder derivatively on behalf of TriQuint (including, without limitation, claims for damages, interest, equitable relief, attorneys’ fees, expert or consulting fees and any other costs, expenses or liability, negligence, negligent supervision, gross negligence, recklessness, intentional conduct, bad faith, indemnification, breach of duty of care and/or breach of duty of loyalty or good faith, fraud or constructive fraud, misrepresentation, misappropriation, restitution, unjust enrichment, rescission, constructive trust, breach of fiduciary duty, negligent misrepresentation, unfair competition, insider trading, professional negligence, mismanagement or gross mismanagement, abuse of control, corporate waste, breach of contract, an accounting, or violations of any state or federal statutes, rules, regulations or common law provisions), arising out of or relating to the facts, transactions, events, matters, occurrences, acts, disclosures, statements, omissions or failures to act that were alleged or could have been alleged in the Action based upon, or related to, TriQuint’s stock

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option practices, through and including November 9, 2006, including, without limitation, any claims related to the public disclosures relating to financial statements, compensation practices, stock option grants and purchases, or other conduct referenced in the Action. Released Claims do not include any claims to enforce the Stipulation.

1.13 “Released Persons” means each and all of the Defendants and their Related Persons.

1.14 “Settling Parties” means, collectively, the Defendants and the Plaintiffs on behalf of themselves and TriQuint.

1.15 “TriQuint” means TriQuint Semiconductor, Inc. including, but not limited to, its predecessors, successors, controlling shareholders, partners, joint venturers, subsidiaries, affiliates, divisions and assigns.

1.16 “Unknown Claims” means any and all claims that were alleged or could have been alleged in the Action by Plaintiffs, TriQuint or any TriQuint shareholder derivatively on behalf of TriQuint based upon, or related to TriQuint’s stock option practices including, without limitation, any claims related to the public disclosures relating to financial statements, compensation practices, stock option grants and purchases, or other conduct referenced in the Action, through and including November 9, 2006, which any Plaintiff, TriQuint, or TriQuint shareholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Plaintiffs, Individual Defendants and TriQuint shall expressly waive and each of the TriQuint shareholders shall be deemed to have, and by operation of the Order and Final Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code §1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

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Upon the Effective Date, the Plaintiffs, Individual Defendants and TriQuint shall expressly waive, and each of the TriQuint shareholders shall be deemed to have, and by operation of the Order and Final Judgment shall have, expressly waived, any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542. The Plaintiffs, Individual Defendants, TriQuint and TriQuint shareholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff, Individual Defendant and TriQuint shall expressly settle and release, and each TriQuint shareholder shall be deemed to have, and by operation of the Order and Final Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the TriQuint shareholders shall be deemed by operation of the Order and Final Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the settlement of which this release is a part.

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2.	Corporate Governance Benefits to TriQuint

2.1 As a result of the filing, prosecution and settlement of the Action, TriQuint shall adopt the Corporate Governance Reforms set forth below. TriQuint shall adopt resolutions, policies, and amend committee charters to ensure adoption of the Corporate Governance Reforms within thirty (30) days after the issuance of an order finally approving the settlement of the Action. The Corporate Governance Reforms shall be maintained for a period of no less than five (5) years following the issuance of the order finally approving the settlement. TriQuint acknowledges that the adoption of the Corporate Governance Reforms confers a substantial benefit upon TriQuint and its shareholders.

A.	Stock Option Plans

1. All plans or policies or procedures pursuant to the plans shall clearly define the exercise price, the grant date and the fair market value of stock. In no event shall the exercise price or value of an award be determined by reference to the fair market value of TriQuint stock on a day other than the grant date of the award. The fair market value of TriQuint stock on a grant date shall be defined as 100% of the closing price for a share of TriQuint common stock on such day as reported on the NASDAQ. This provision shall not apply to the employee stock purchase plan.

2. The following clauses shall be inserted/included in any current and/or subsequent equity incentive plan, whether subject to stockholder approval or not: “The exercise price for each option grant shall be at least 100% of the closing market price on the date of grant.”

3. Plans shall comply with legal, professional and ethical requirements for proper disclosure and proper accounting.

4. The plans shall provide appropriate documentation for proper disclosure and accounting.

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5. Plans or Company policies shall identify who is responsible for ensuring compliance with applicable laws and regulations by option grantees (e.g., timely and accurate filing of SEC Forms 3, 4 and 5), and shall provide effective monitoring mechanisms to ensure that such laws, and the plans, are followed.

6. The process for granting executive non-cash compensation shall have the same transparency as, and be consistent with, the process and methodology for determining executive cash compensation.

7. Written documentation identifying grantees, amounts and prices of all stock options granted on a particular date shall be complete and final on the date of grant.

8. At least annually the Audit Committee shall meet with the Company’s internal auditors (if any) and independent auditors, to review the Company’s accounting for stock-based compensation and confirm its compliance with GAAP.

B.	Audit Committee

1. The Company will maintain an independent Audit Committee (the members of which shall be independent, non-employee directors as required by NASDAQ) which reports directly to the Board rather than to executive officers.

(a) All members of the Audit Committee shall be financially literate as may be required by the rules of NASDAQ.

(b) The members of the Audit Committee shall review annually whether an internal audit function independent of the accounting department, and which would report directly to the audit committee, would be a necessary and beneficial augmentation to internal controls.

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(c) The Company will maintain a code of conduct on its website to be reviewed and updated annually by the Nominating and Governance Committee. The Company’s intranet will provide information concerning the whistleblower hotline and protections to whistleblowers.

(d) The Company will provide a whistleblower telephone hotline, with alternative reporting mechanisms including suggestion boxes, a telephone number or email address.

(e) The Company will adopt written policies protecting whistleblowers, and include such policy on the Company’s intranet site.

(f) The Company will routinely remind employees of whistleblower options and whistleblower protections in employee communications provided at least once a year.

(g) The Company will maintain an established internal control framework (e.g., “Internal Control – Integrated Framework; Committee of Sponsoring Organizations of the Treadway Commission,” 1994) (see also the Treadway Commission’s “Recommendations for the Public Company”).

(h) Management shall annually assess the adequacy of the Company’s internal controls with regard to stock-based compensation and shall report its assessment in the Company’s annual report on internal controls pursuant to section 404 of the Sarbanes-Oxley Act.

C.	Shareholder Nominated Director

1. The Governance Committee shall consider all candidates as recommended by a stockholder (or group of stockholders) who own at least 5% of the Company’s outstanding common stock and who have held such shares for at least twenty-four months (an “Eligible Stockholder”).

(a) An Eligible Stockholder wishing to recommend a candidate(s) must submit the following not less than 120 calendar days prior to the anniversary of the date the proxy was released to the shareholders in connection with the previous year’s annual meeting: (i) a

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recommendation that identifies the candidate and provides contact information; (ii) the written consent of the candidate to serve as a director of the Company, if elected; and (iii) documentation establishing that the shareholder making the recommendation is an Eligible Stockholder.

(b) Upon timely receipt of the required documents, the Corporate Secretary will determine if the shareholder submitting the recommendation is an Eligible Stockholder based on such documents. The Corporate Secretary will inform the shareholder of his or her determination.

(c) If the candidate is to be evaluated by the Governance Committee, the Corporate Secretary will request a resume, a completed director and officer questionnaire, a completed statement regarding conflicts of interest, and a waiver of liability for background check from the candidate. To evaluate the candidate and consider such candidate for nomination by the Board, such documents must be received from the candidate before the first day of March preceding the annual meeting.

(d) If, in the exercise of its business judgment, the Governance Committee determines not to nominate the Eligible Stockholder’s initial candidate, the Governance Committee will inform the Eligible Stockholder of its decision.

D.	Board of Directors

1.	Appointment of New Director

The Company agrees to add a member to the Board of Directors or to replace a member of the Board of Directors within adequate time to propose the new member of the Board in the Company’s Proxy Statement for the next Annual Meeting.

2.	Director Independence

At least two thirds of the members of the Board shall be “Independent Directors.” To be deemed “Independent” in any calendar year, a director would have to satisfy the following rules for

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independence. To the extent the NASDAQ rules for independence conflict with these rules, or NASDAQ rules for independence change during the duration of this agreement, NASDAQ rules for independence shall determine whether a director is independent.

“Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For purposes of this rule, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

The following persons shall not be considered independent:

(a) a director who is, or at any time during the past three years was, employed by the Company;

(b) a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following: compensation for Board or Board Committee service; compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(c) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company as an Executive Officer;

(d) a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an Executive Officer of, any organization to which the Company

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made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: payments arising solely from investments in the Company’s securities; or payments under non-discretionary charitable contribution matching programs;

(e) a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three years any of the Executive Officers of the Company served on the compensation committee of such other entity;

(f) a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years; or

(g) in the case of an investment company, in lieu of paragraphs (a)-(f), a director who is an “interested person” of the Company as defined in Section 2(a)(l9) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee.

Independent Directors may sit on no more than five additional public company boards.

3.	Lead Independent Director

In the event that the position of Chairman of the Board is not held by an Independent director, the Board shall create the position of Lead Independent Director. The Lead Independent Director shall be designated annually by the Independent Directors. The Lead Independent Director shall be responsible for coordinating the activities of the Independent Directors as follows:

(a) assist in the determination of an appropriate schedule of Board meetings, to help ensure independent directors can attend meetings and perform their duties responsibly;

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(b) seek input from all directors as to the preparation of agendas for the TriQuint Board and Committee meetings;

(c) advise the Board as to the quality, quantity and timeliness of the flow of information from TriQuint’s management that is necessary for the Independent Directors to effectively and responsibly perform their duties;

(d) assist TriQuint’s officers in assuring compliance with and implementation of all applicable corporate and securities laws and be principally responsible for revisions to TriQuint’s governance guidelines for compliance and implementation of same;

(e) coordinate, develop the agenda for, and moderate executive sessions of the Board’s independent directors when necessary, and, when necessary, act as a liaison between the independent directors and the Chairman of the Board and/or Chief Executive Officer on sensitive issues; and

(f) the Lead Director shall have the authority to retain such counsel or consultants as the Lead Director deems necessary to perform his or her responsibilities.

4.	Board Meetings

1. The Board shall hold an executive session, at which employee directors are not present, at each meeting of the Board.

2. At each regularly scheduled Board meeting, the Company’s Chief Financial Officer or designee shall provide a report that includes quarterly and year-to-date financial results that include the Company’s financial condition and prospects and, as appropriate under the circumstances, discusses the reasons for material increases or decreases in expenses and liabilities, if any, and/or revenues and earnings, if any, including any modification or adjustment of reserve accounts or contingencies.

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3. Absent extraordinary circumstances, illness or conflict in schedule, each member of the Board shall be required to attend each annual shareholder meeting in person.

4. During the annual general meeting, shareholders shall have the right to ask questions, both orally and in writing, and receive answers and discussion where appropriate (and in compliance with Regulation FD) from the CEO and members of the Board. Such discussion shall take place regardless of whether those questions have been submitted in advance.

5. Polls should remain open at the annual meeting until all agenda items have been discussed and shareholders have had an opportunity to ask and receive answers to questions concerning them.

5.	Majority Voting

The Board shall initiate the appropriate process to amend the Company’s Articles of Incorporation and/or By-Laws to provide that director nominees shall be elected by receiving a majority of votes cast at an annual meeting of shareholders. The Company will not stagger the election of its directors.

Prior to the Company’s annual meeting for 2011, the Company shall amend its by-laws to provide that all director nominees must receive the affirmative vote of a majority of votes cast in order to be elected or reelected.

6.	Director Education

Each member of the Board shall attend eight hours of ISS-approved director education in each two-year period of service on the Company’s Board.

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7.	Compensation Policies

1. Any provisions providing for compensation following a change-in-control event for all directors and Section 16 officers shall be modified to provide that compensation is payable only if: (i) a change-in-control actually takes place; and (ii) a covered officer’s job is terminated, changed, or relocated, or his or her salary or target bonus is reduced, because of the control change.

2. The Company may not buy back stock from any employee or Board member. This provision, however, does not include stock options and does not include RSU tax withholding for employees.

3. Aside from meeting-related expenses such as airfare, hotel accommodations, meals, and modest travel/accident insurance, directors shall receive no other perquisites. Health, life and other forms of insurance (except D&O and self-paid health care), matching grants to charities, financial planning, automobile allowances and other similar perquisites shall not be provided as benefits to directors. The Company may reimburse directors for ISS-approved director education expenses.

8.	Board Committees

1. Each standing Committee of the Board should have a written charter, which is made available to the public on the Company’s website, and requires that the Committee meet no fewer than four times per year.

2. The Board’s Committees shall have standing authorizations, at their discretion, to obtain legal or other advisors of their choice, who shall report directly to the Board or the Committee.

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3. At least once every three years the Compensation Committee shall select and retain an independent consultant to conduct a comparative study of the Company’s executive compensation policies, practices and procedures relative to other public companies, and prepare and submit to the Compensation Committee a report and recommendations.

4. The Board will rotate off one or more of the members of the Compensation Committee by the Company’s 2010 Annual Meeting.

E.	Forfeiture of Bonuses

The Board shall implement a policy requiring the Company to seek repayment to the Company of certain bonus payments and cash incentives under the following circumstances:

(a) if the Company is required to prepare an accounting restatement on an annual financial statement included in a report on Form 10-K, the Chief Executive Officer and Chief Financial Officer must each deposit or cause to be deposited into an escrow account (reasonably acceptable to the Company) for the benefit of the Company, the following: the difference (if any) between (i) the amount of any cash bonus or incentive compensation for each of the applicable years covered by such restated financial statements previously paid to that officer minus (ii) the amount of such cash bonus or incentive compensation that would have been earned by that officer for each of the applicable years had the cash bonus or incentive compensation been determined based on the information contained in the restated financial statements.

(b) if a majority of the independent members of the board of directors determines that the financial restatement was not due to the recklessness of the Chief Executive Officer causing material noncompliance with any financial reporting requirement under the federal securities laws, then the amount deposited by the Chief Executive Officer into escrow shall be returned to the Chief Executive Officer, together with interest accrued thereon.

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(c) if a majority of the independent members of the board of directors determines that the financial restatement was not due to the recklessness of the Chief Financial Officer causing material noncompliance with any financial reporting requirement under the federal securities laws, then the amount deposited by the Chief Financial Officer into escrow shall be returned to the Chief Financial Officer, together with interest accrued thereon.

3.	Procedure for Implementing the Settlement

3.1 After execution of the Stipulation, Plaintiffs shall submit the Stipulation together with its exhibits to the Court and shall apply for entry of an order substantially in the form of Exhibit A attached hereto, requesting, inter alia, the preliminary approval of the settlement set forth in the Stipulation, and approval for the publication of the Notice of Settlement (the “Notice”), substantially in the form of Exhibit A-1 attached hereto, which shall include the general terms of the settlement set forth in the Stipulation, including, but not limited to, the general terms of the fees and expenses to be paid to Plaintiffs’ Counsel and the date of the Settlement Hearing, as defined below. Within ten (10) days of the issuance of the preliminary approval order, TriQuint shall cause the Stipulation and the Notice to be filed with the Securities and Exchange Commission on Form 8-K, shall publish the Notice in Investor’s Business Daily, and shall post the Notice and the Stipulation on its website. All costs (with the exception that TriQuint and Plaintiffs will split the cost of publishing the Notice in Investor’s Business Daily) in identifying and notifying TriQuint’s shareholders of the settlement, including the filing of the Stipulation and the publication of the Notice, will be paid by TriQuint. If additional notice is required by the Court, the cost and administration of such additional notice will be borne by TriQuint.

3.2 Plaintiffs will request that after the notice is given, the Court hold a hearing (the “Settlement Hearing”) to consider and determine whether to approve the terms of the settlement as fair, reasonable, and adequate, including the payment of attorneys’ fees and expenses in the amount negotiated by Plaintiffs and TriQuint with the assistance of Justice Wiener after the principle terms of the settlement were agreed to.

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4.	Releases

4.1 Upon the Effective Date, as defined in ¶1.2, TriQuint, Plaintiffs (acting on their own behalf and derivatively on behalf of TriQuint), and each of TriQuint’s shareholders (solely in their capacity as TriQuint shareholders) shall be deemed to have, and by operation of the Order and Final Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with, the defense, settlement or resolution of the Action against the Released Persons, provided, that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

4.2 Upon the Effective Date, as defined in ¶1.2, each of the Released Persons shall be deemed to have, and by operation of the Order and Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

5.	Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses

5.1 After negotiation of the material terms of the settlement, Plaintiffs and TriQuint, with the assistance of Justice Wiener, negotiated the attorneys’ fees and expenses that TriQuint would pay or cause to be paid to Plaintiffs’ Counsel. As a result of those negotiations, TriQuint has agreed to pay $2,950,000 to Plaintiffs’ Counsel for their fees and expenses, subject to Court approval (the “Fee and Expense Award”).

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5.2 Within five (5) business days of an issuance of an order by the Court preliminarily approving the settlement, TriQuint will pay the Fee and Expense Award to Coughlin Stoia Geller Rudman & Robbins LLP as receiving agent for all of Plaintiffs’ Counsel. This amount shall be held in a separate client trust account as custodia legis, subject to further order of the Court and subject to Plaintiffs’ Counsel’s joint and several obligation to make appropriate refunds or repayments of the principal amount and any accrued interest if and when, as a result of further order of the Court, appeal, further proceedings or remand, or successful collateral attack the settlement is not approved. If the Court enters an order awarding Plaintiffs’ Counsel attorneys’ fees and expenses less than the negotiated amount of $2,950,000, Plaintiffs Counsel will return the difference plus any accrued interest on the difference to TriQuint within seven (7) calendar days of the entry of such order. Coughlin Stoia Geller Rudman & Robbins LLP shall be responsible for the allocation of such fees and expenses to Plaintiffs’ Counsel based upon each counsel’s contribution to the initiation, prosecution and/or resolution of the Action. Each Plaintiffs’ Counsel receiving such an allocation agrees to make a refund or repayment of the principal amount and any accrued interest thereon it received if and when, as a result of any further order of the Court, appeal, further proceedings on remand, or successful collateral attack, the settlement does not become Final.

5.3 Upon payment of the Fee and Expense Award, the Individual Defendants and TriQuint shall be discharged from any further liability for payment of Plaintiffs’ Counsel’s attorneys’ fees, costs, or expenses in the Action. Except as expressly provided herein, Plaintiffs and Plaintiffs’ Counsel shall bear their own fees, costs and expenses, and no Released Person shall assert any claim for expenses, costs or fees against any Plaintiff or Plaintiffs’ Counsel.

5.4 TriQuint and the Individual Defendants, and each of their Related Persons, shall have no responsibility for, and no liability whatsoever with respect to, the division or allocation of the Fee and Expense Award with respect to any person, entity or law firm who may assert some claim thereto.

STIPULATION OF SETTLEMENT	Page 20

6.	Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

6.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

(a) approval of the settlement by the TriQuint Board of Directors;

(b) the entry by the Court of the Order and Final Judgment, substantially in the form of Exhibit B attached hereto;

(c) the payment of the Fee and Expense Award in accordance with ¶5.2 hereof; and

(d) the Order and Final Judgment has become Final.

6.2 If any of the conditions specified in ¶6.1 are not met, then the Stipulation shall be canceled and terminated subject to ¶6.3, and the Settling Parties shall be restored to their respective positions in the Action as of the last date on which a Settling Party has executed this Stipulation, unless Plaintiffs’ Counsel and counsel for the Settling Parties mutually agree in writing to proceed with the Stipulation.

6.3 If for any reason the Effective Date of the Stipulation does not occur, or if the Stipulation is in any way canceled or terminated or if the judgment specified in ¶6.1(d) is successfully attacked collaterally, then the payments to Plaintiffs’ Counsel pursuant to ¶5.2, and any and all interest accrued thereon since payment, shall be returned to TriQuint within ten (10) business days of said event. The return obligation set forth in this paragraph is the obligation of those Plaintiffs’ Counsel who have received a payment in the Action. Each such Plaintiffs’ Counsel’s law firm, as a condition of receiving such payment, agrees that the law firm and its partners and/or shareholders are subject to the jurisdiction of the Court for the purposes of enforcing this subparagraph.

STIPULATION OF SETTLEMENT	Page 21

6.4 In the event that the Stipulation or settlement is not approved by the Court, or the settlement is terminated for any reason, the Settling Parties shall be restored to their respective positions as of the date of the execution of this Stipulation, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose in any subsequent proceeding in the Action or in any other action or proceeding. In such event, the terms and provisions of the Stipulation, with the exception of ¶1.1-1.16, 6.1-6.4, and 7.3, 7.5, 7.7, 7.13-7.15 herein, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Action or in any other proceeding for any purpose, and any judgment or order entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.

7.	Miscellaneous Provisions

7.1 The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

7.2 Pending final determination of whether the settlement should be approved, all proceedings and all further activity between the Settling Parties regarding or directed towards the Action, save for those activities and proceedings relating to this Stipulation and the settlement, shall be stayed.

7.3 Pending the Effective Date of this Stipulation or the termination of the Stipulation according to its terms, Plaintiffs and their Related Persons are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person.

STIPULATION OF SETTLEMENT	Page 22

7.4 The Settling Parties intend this settlement to be a final and complete resolution of all disputes between Plaintiffs, TriQuint, and the Individual Defendants, with respect to the Action. The settlement comprises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation or defense. The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will jointly request that the Order and Final Judgment contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws.

7.5 Neither the Stipulation (including any exhibits attached hereto) nor the settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Order and Final Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

STIPULATION OF SETTLEMENT	Page 23

7.6 The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.7 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

7.8 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Settling Party shall bear its own costs.

7.9 Lead Counsel are expressly authorized by the Plaintiffs to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized by the Plaintiffs to enter into any modifications or amendments to the Stipulation which they deem appropriate on behalf of the Plaintiffs.

7.10 Each counsel or other Person executing the Stipulation or its exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.

7.11 The Stipulation may be executed in one or more counterparts. A facsimile or pdf signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

7.12 The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.

STIPULATION OF SETTLEMENT	Page 24

7.13 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.

7.14 This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of Oregon, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Oregon without giving effect to that State’s choice-of-law principles.

7.15 All agreements made and orders entered during the course of the Action relating to the confidentiality of information shall survive this Stipulation.

7.16 Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated August 12, 2009.

GRENLEY, ROTENBERG, EVANS, BRAGG & BODIE, P.C.
GARY I. GRENLEY, OSB No. 751380
ggrenley@grebb.com
PAUL H. TRINCHERO, OSB No. 014397
ptrinchero@grebb.com
Telephone: 503/241-0570 503/241-0914 (fax)

STIPULATION OF SETTLEMENT	Page 25

COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP

/s/ JAMES I. JACONETTE
JAMES I. JACONETTE (pro hac vice)
jamesj@csgrr.com
TRAVIS E. DOWNS III
travisd@csgrr.com
JEFFREY D. LIGHT
jeffl@csgrr.com
BENNY C. GOODMAN III
bennyg@csgrr.com
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)

COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS
shawnw@csgrr.com
JOHN K. GRANT
jgrant@csgrr.com
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)

THE WEISER LAW FIRM, P.C. ROBERT B. WEISER
rw@weiserlawfirm.com
121 N. Wayne Avenue, Suite 100
Wayne, PA 19087
Telephone: 610/225-2677
610/225-2678 (fax)

Attorneys for Plaintiffs

STIPULATION OF SETTLEMENT	Page 26

WILSON, SONSINI, GOODRICH & ROSATI

/s/ DOUGLAS J. CLARK
DOUGLAS J. CLARK (pro hac vice)
dclark@wsgr.com
KELLEY M. KINNEY (pro hac vice)
kkinney@wsgr.com
650 Page Mill Road
Palo Alto, CA 94304
Telephone: 650/493-9300
650/493-6811 (fax)

WILSON, SONSINI, GOODRICH & ROSATI
DOUGLAS W. GREENE (pro hac vice)
dgreene@wsgr.com
CLAIRE L. DAVIS (pro hac vice)
cldavis@wsgr.com
701 Fifth Avenue, Suite 5100
Seattle, Washington 98104
Telephone: 206/883-2500
206/883-2699 (fax)

Attorneys for Nominal Defendant and Individual Defendants

STIPULATION OF SETTLEMENT	Page 27

EXHIBIT A

GARY I. GRENLEY, OSB No. 751380
ggrenley@grebb.com
PAUL H. TRINCHERO, OSB No. 014397
ptrinchero@grebb.com
GRENLEY, ROTENBERG, EVANS, BRAGG & BODIE, P.C.
1211 S.W. Fifth Avenue, Suite 1100
Portland, OR 97204
Telephone: 503/241-0570
503/241-0914 (fax)

Attorneys for Plaintiffs

[Additional counsel appear on signature page.]

UNITED STATES DISTRICT COURT

DISTRICT OF OREGON

SVETLANA BELOVA, Derivatively on Behalf of TRIQUINT SEMICONDUCTOR,	Lead Case No. CV-07-0299-MO
INC.,	[PROPOSED] ORDER PRELIMINARILY
APPROVING DERIVATIVE SETTLEMENT
Plaintiff,	AND PROVIDING FOR NOTICE

vs.	EXHIBIT A

STEVEN J. SHARP, et al.,

Defendants,

– and –

TRIQUINT SEMICONDUCTOR, INC., a Delaware corporation,

Nominal Defendant.

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE

SETTLEMENT AND PROVIDING FOR NOTICE

WHEREAS, the Settling Parties have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action (the “Action”), in accordance with a Stipulation of Settlement dated August 12, 2009 and the exhibits thereto (the “Stipulation”), and (ii) distribution of the Notice of Settlement (the “Notice”);

WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, including but not limited to: (i) a proposed Settlement and dismissal of the Action with prejudice as to the Released Persons; and (ii) an award of attorneys’ fees and expenses to Plaintiffs’ Counsel in the Action, upon the terms and conditions set forth in the Stipulation;

WHEREAS, the Settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, this Court, having considered the Stipulation and the exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:

NOW THEREFORE, IT IS HEREBY ORDERED:

1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (a) a proposed Settlement and dismissal of the Action with prejudice as to the Released Persons; and (b) an award of attorneys’ fees and expenses to Plaintiffs in the Action, upon the terms and conditions set forth in the Stipulation.

2. A hearing (the “Settlement Hearing”) shall be held before this Court on                     , 2009, at     :         .m., in the United States District Court for the District of Oregon, Mark O. Hatfield

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE	Page 1

United States Courthouse, 1000 S.W. Third Avenue, Portland, Oregon 97204, to determine whether: (a) the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate and in the best interests of TriQuint and current TriQuint shareholders; (b) an order and judgment as provided for in ¶1.7 of the Stipulation should be entered; and (c) to award attorneys’ fees and expenses to Plaintiffs’ Counsel.

3. The Court approves, as to form and content, the Notice annexed as Exhibit A-1 hereto, and finds that the filing of the Stipulation and publication of the Notice substantially in the manner and form set forth in ¶3.1 of the Stipulation, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement.

4. Not later than ten (10) business days following entry of this Order, TriQuint shall cause the Notice, substantially in the form annexed as Exhibit A-1 hereto, and the Stipulation, to be published on its website, such that visitors to the website home page will readily find a hyperlink to the Notice.

5. Not later than ten (10) business days following entry of this Order, TriQuint shall cause a copy of the Notice and Stipulation to be filed with the Securities and Exchange Commission via a Form 8-K.

6. Not later than ten (10) business days following entry of this Order, TriQuint shall cause a copy of the Notice, substantially in the form annexed as Exhibit A-l hereto, to be published once in Investor’s Business Daily.

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE	Page 2

7. All costs incurred in the filing of the Notice and Stipulation and publication of the Notice shall be paid as set forth in the Stipulation and TriQuint shall undertake all administrative responsibility for filing the Notice and the Stipulation, and publication of the Notice.

8. At least fourteen (14) calendar days prior to the Settlement Hearing, TriQuint’s counsel shall serve on Lead Counsel and file with the Court proof, by affidavit or declaration, of such filing of the Notice and Stipulation, and publication of the Notice.

9. All current TriQuint shareholders shall be bound by all orders, determinations and judgments in the Action concerning the Settlement, whether favorable or unfavorable to current TriQuint shareholders.

10. Pending final determination of whether the Settlement should be approved, no current TriQuint shareholder shall commence or prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims.

11. All papers in support of the Settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least seven (7) calendar days prior to the Settlement Hearing.

12. Any current record holders and beneficial owners of common stock of TriQuint as of August 12, 2009 may appear and show cause, if he, she or it has any reason why the terms of the Settlement should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current TriQuint shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Order and Final Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) calendar days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:

Counsel for Plaintiffs

Jeffrey D. Light

COUGHLIN STOIA GELLER

   RUDMAN & ROBBINS LLP

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE	Page 3

Counsel for Defendants

Douglas J. Clark

WILSON SONSINI GOODRICH &

   ROSATI, P.C.

650 Page Mill Road

Palo Alto, CA 94304-1050

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

Clerk of the Court

UNITED STATES DISTRICT COURT

DISTRICT OF OREGON

Mark O. Hatfield United States Courthouse

1000 S.W. Third Avenue

Portland, OR 97204

Any current TriQuint shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Order and Judgment to be entered and the releases to be given.

13. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE	Page 4

to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties, or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other Person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Order and Final Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

14. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current TriQuint shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the current TriQuint shareholders.

IT IS SO ORDERED.

DATED: , 2009
THE HONORABLE MICHAEL W. MOSMAN UNITED STATES DISTRICT JUDGE

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE	Page 5

Submitted by,

GRENLEY, ROTENBERG, EVANS,

   BRAGG & BODIE, P.C.

GARY I. GRENLEY, OSB No. 751380

ggrenley@grebb.com

PAUL H. TRINCHERO, OSB No. 014397

ptrinchero@grebb.com

Telephone: 503/241-0570

503/241-0914 (fax)

COUGHLIN STOIA GELLER

   RUDMAN & ROBBINS LLP

TRAVIS E. DOWNS III

travisd@csgrr.com

JAMES I. JACONETTE (pro hac vice)

jamesj@csgrr.com

JEFFREY D. LIGHT

jeffl@csgrr.com

BENNY C. GOODMAN III

bennyg@csgrr.com

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Telephone: 619/231-1058

619/231-7423 (fax)

COUGHLIN STOIA GELLER

   RUDMAN & ROBBINS LLP

SHAWN A. WILLIAMS

shawnw@csgrr.com

JOHN K. GRANT

jgrant@csgrr.com

100 Pine Street, Suite 2600

San Francisco, CA 94111

Telephone: 415/288-4545

415/288-4534 (fax)

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE	Page 6

THE WEISER LAW FIRM, P.C.

ROBERT B. WEISER

rw@weiserlawfirm.com

121 N. Wayne Avenue, Suite 100

Wayne, PA 19087

Telephone: 610/225-2677

610/225-2678 (fax)

Attorneys for Plaintiffs

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE	Page 7

EXHIBIT A-1

GARY I. GRENLEY, OSB No. 751380

ggrenley@grebb.com

PAUL H. TRINCHERO, OSB No. 014397

ptrinchero@grebb.com

GRENLEY, ROTENBERG, EVANS,

BRAGG & BODIE, P.C.

1211 S.W. Fifth Avenue, Suite 1100

Portland, OR 97204

Telephone: 503/241-0570

503/241-0914 (fax)

Attorneys for Plaintiffs

[Additional counsel appear on signature page.]

UNITED STATES DISTRICT COURT

DISTRICT OF OREGON

SVETLANA BELOVA, Derivatively on Behalf of TRIQUINT SEMICONDUCTOR,	Lead Case No. CV-07-0299-MO
INC.,	NOTICE OF SETTLEMENT

Plaintiff,	EXHIBIT A-1

vs.

STEVEN J. SHARP, et al.,

Defendants,

– and –

TRIQUINT SEMICONDUCTOR, INC., a
Delaware corporation,

Nominal Defendant.

NOTICE OF SETTLEMENT

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF TRIQUINT SEMICONDUCTOR, INC. (“TRIQUINT” OR THE “COMPANY”)

PLEASE TAKE NOTICE that the above-captioned shareholder derivative litigation (the “Action”), is being settled on the terms set forth in a Stipulation of Settlement dated August 12, 2009 (the “Stipulation”).1 The terms of the settlement set forth in the Stipulation (the “Settlement”) include the adoption and/or implementation of a variety of corporate governance measures, including measures that relate to and address many of the underlying issues in the Action, including, but not limited to, director independence, officer and director compensation, board and committee membership and board election procedures, and stock option granting procedures, and TriQuint’s payment of Plaintiffs’ Counsel’s attorneys’ fees and expenses in the amount of $2,950,000.

IF YOU ARE A CURRENT OWNER OF TRIQUINT COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

On                     , 2009, at     :       .m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the District of Oregon, Mark O. Hatfield United States Courthouse, 1000 S.W. Third Avenue, Portland, Oregon 97204, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable and adequate; and (2) whether the Action should be dismissed on the merits and with prejudice.

Any shareholder of TriQuint that objects to the Settlement of the Action shall have a right to appear and to be heard at the Settlement Hearing, provided that he or she was a shareholder of record or beneficial owner as of August 12, 2009. Any shareholder of TriQuint who satisfies this

[1]	This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is posted on the Company’s website at www.triquint.com. All capitalized terms used herein have the same meanings as set forth in the Stipulation.

NOTICE OF SETTLEMENT	Page 1

requirement may enter an appearance through counsel of such shareholder’s own choosing and at such member’s own expense or may appear on their own. However, no shareholder of TriQuint shall be heard at the Settlement Hearing unless no later than 14 days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to Plaintiffs’ Counsel and Defendants’ counsel, a written notice of objection, their ground for opposing the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in TriQuint. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the Clerk of the Court at the address listed above and serve on the following parties on or before                     , 2009:

Counsel for Plaintiffs

Jeffrey D. Light

COUGHLIN STOIA GELLER

   RUDMAN & ROBBINS LLP

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Counsel for Defendants

Douglas J. Clark

WILSON SONSINI GOODRICH &

   ROSATI, P.C.

650 Page Mill Road

Palo Alto, CA 94304-1050

NOTICE OF SETTLEMENT	Page 2

Inquiries may be made to Plaintiffs’ Counsel: Rick Nelson, c/o Shareholder Relations, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101; telephone 619-231-1058.

DATED , 2009	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
DISTRICT OF OREGON

NOTICE OF SETTLEMENT	Page 3

EXHIBIT B

GARY I. GRENLEY, OSB No. 751380

ggrenley@grebb.com

PAUL H. TRINCHERO, OSB No. 014397

ptrinchero@grebb.com

GRENLEY, ROTENBERG, EVANS,

BRAGG & BODIE, P.C.

1211 S.W. Fifth Avenue, Suite 1100

Portland, OR 97204

Telephone: 503/241-0570

503/241-0914 (fax)

Attorneys for Plaintiffs

[Additional counsel appear on signature page.]

UNITED STATES DISTRICT COURT

DISTRICT OF OREGON

SVETLANA BELOVA, Derivatively on Behalf of TRIQUINT SEMICONDUCTOR,	Lead Case No. CV-07-0299-MO
INC.,	[PROPOSED] ORDER AND FINAL
JUDGMENT
Plaintiff,
EXHIBIT B
vs.

STEVEN J. SHARP, et al.,

Defendants,

– and –

TRIQUINT SEMICONDUCTOR, INC., a
Delaware corporation,

Nominal Defendant.

[PROPOSED] ORDER AND FINAL JUDGMENT

This matter came before the Court for hearing pursuant to the Order of this Court, dated                 , 2009 (“Order”), on the application of the parties for approval of the proposed settlement (“Settlement”) set forth in the Stipulation of Settlement dated August 12, 2009, and the exhibits thereto (the “Stipulation”);

The Court has reviewed and considered all documents, evidence, objections (if any) and arguments presented in support of or against the Settlement; the Court being fully advised of the premises and good cause appearing therefore, the Court enters this Order and Final Judgment.

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. This Order and Final Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2. This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties.

3. The Court finds that the Notice provided to TriQuint shareholders constituted the best notice practicable under the circumstances. The Notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process.

4. The Court finds that, during the course of the litigation of the Action, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws.

5. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

[PROPOSED] ORDER AND FINAL JUDGMENT	Page 1

6. The Action and all claims contained therein as well as all of the Released Claims, are dismissed with prejudice. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

7. Upon the Effective Date, as defined in the Stipulation, TriQuint, Plaintiffs (acting on their own behalf and derivatively on behalf of TriQuint), and each of TriQuint’s shareholders (solely in their capacity as TriQuint shareholders) shall be deemed to have, and by operation of this Order and Final Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with, the defense, settlement or resolution of the Action against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

8. Upon the Effective Date, as defined in the Stipulation, each of the Released Persons shall be deemed to have, and by operation of this Order and Final Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

9. The Court hereby approves the Fee and Expense Award in accordance with the Stipulation and finds that such fee is fair and reasonable.

10. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any

[PROPOSED] ORDER AND FINAL JUDGMENT	Page 2

other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties, or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other Person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or this Order and Final Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

11. Without affecting the finality of this Order and Final Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.

12. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Order and Final Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Order and Final Judgment shall be null and void, except as otherwise provided for in the Stipulation.

13. This Order and Final Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Rule 58, Federal Rules of Civil Procedure.

IT IS SO ORDERED.

DATED: , 2009
THE HONORABLE MICHAEL W. MOSMAN
UNITED STATES DISTRICT JUDGE

[PROPOSED] ORDER AND FINAL JUDGMENT	Page 3

Submitted by,

GRENLEY, ROTENBERG, EVANS,

    BRAGG & BODIE, P.C.

GARY I. GRENLEY, OSB No. 751380

ggrenley@grebb.com

PAUL H. TRINCHERO, OSB No. 014397

ptrinchero@grebb.com

Telephone: 503/241-0570

503/241-0914 (fax)

COUGHLIN STOIA GELLER

    RUDMAN & ROBBINS LLP

TRAVIS E. DOWNS III

travisd@csgrr.com

JAMES I. JACONETTE (pro hac vice)

jamesj@csgrr.com

JEFFREY D. LIGHT

jeffl@csgrr.com

BENNY C. GOODMAN III

bennyg@csgrr.com

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Telephone: 619/231-1058

619/231-7423 (fax)

COUGHLIN STOIA GELLER

    RUDMAN & ROBBINS LLP

SHAWN A. WILLIAMS

shawnw@csgrr.com

JOHN K. GRANT

jgrant@csgrr.com

100 Pine Street, Suite 2600

San Francisco, CA 94111

Telephone: 415/288-4545

415/288-4534 (fax)

THE WEISER LAW FIRM, P.C.

ROBERT B. WEISER

rw@weiserlawfirm.com

121 N. Wayne Avenue, Suite 100

Wayne, PA 19087

Telephone: 610/225-2677

610/225-2678 (fax)

Attorneys for Plaintiffs

[PROPOSED] ORDER AND FINAL JUDGMENT	Page 4

CERTIFICATE OF SERVICE

I hereby certify that on August 12, 2009, I electronically filed the foregoing with the Clerk of the Court using the CM/ECF system which will send notification of such filing to the e-mail addresses denoted on the attached Electronic Mail Notice List, and I hereby certify that I have mailed the foregoing document or paper via the United States Postal Service to the non-CM/ECF participants indicated on the attached Manual Notice List.

I certify under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Executed on August 12, 2009.

/s/ James I. Jaconette
JAMES I. JACONETTE

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)

E-mail: jamesj@csgrr.com

Mailing Information for a Case 3:07-cv-00299-MO

Electronic Mail Notice List

The following are those who are currently on the list to receive e-mail notices for this case.

•	Mary Lynne Calkins

mcalkins@csgrr.com,e_file_sd@csgrr.com

•	Douglas J. Clark

dclark@wsgr.com

•	Claire Loebs Davis

cldavis@wsgr.com,srobinson@wsgr.com,npierce@wsgr.com

•	Douglas W. Greene

dgreene@wsgr.com,srobinson@wsgr.com,npierce@wsgr.com

•	Gary I. Grenley

ggrenley@grebb.com,jbecker@grebb.com,ptrinchero@grebb.com

•	James I. Jaconette

jamesj@csgrr.com,mcalkins@csgrr.com,e_file_sd@csgrr.com

•	Kelley Moohr Kinney

kkinney@wsgr.com

•	Paul H. Trinchero

ptrinchero@grebb.com

Manual Notice List

The following is the list of attorneys who are not on the list to receive e-mail notices for this case (who therefore require manual noticing). You may wish to use your mouse to select and copy this list into your word processing program in order to create notices or labels for these recipients.

•	(No manual recipients)

Manual Notice List

James B. Davidson

Steven K. Blackhurst

James M. Barrett

ATER WYNNE LLP

222 SW Columbia Street, Suite 1800

Portland, OR 97201

503/226-1191

503/226-0079 (Fax)

Robert B. Weiser

THE WEISER LAW FIRM, P.C.

121 N. Wayne Avenue, Suite 100

Wayne, PA 19087

610/225-2677

610/225-2678 (Fax)